                                                                                                                       Series 1998-1

                                               Monthly Certificateholder's Statement
                                                Younkers Master Trust Series 1995-1
                                         Proffitt's Credit Card Master Trust Series 1998-1

         Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998
        (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's
        Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest
        Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers
          Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:

        Date of the Certificate                                              December 10, 1998
        Monthly Period ending:                                               November 30, 1998
        Determination Date                                                   December 10, 1998
        Distribution Date                                                    December 15, 1998

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                                                              General
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201 Amortization Period                                                                                             No        201
202 Early Amortization Period                                                                                       No        202
203 Class A Investor Amount paid in full                                                                            No        203
204 Class B Investor Amount paid in full                                                                            No        204
205 Class C Investor Amount paid in full                                                                            No        205
206 Saks Incorporated is the Servicer                                                                               Yes       206
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                                                          Investor Amount
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                                                                                                            as of the end of
                                                                            as of the end of prior            the relevant
                                                                                Monthly Period               Monthly Period
                                                                            ----------------------          ----------------
207 Series 1998-1 Investor Amount                                                $91,500,000        207(a)     $91,500,000    207(b)
208    Class A Investor Amount                                                   $67,000,000        208(a)     $67,000,000    208(b)
209    Class B Investor Amount                                                   $ 8,000,000        209(a)     $ 8,000,000    209(b)
210    Class C Investor Amount                                                   $16,500,000        210(a)     $16,500,000    210(b)

211 Series 1998-1 Adjusted Investor Amount                                       $91,500,000        211(a)     $91,500,000    211(b)
212 Series 1998-1 Investor Amount                                                $91,500,000        212(a)     $91,500,000    212(b)
213    Principal Account Balance                                                 $         -        213(a)     $         -    213(b)


214    Class A Certificate Rate                                                                                   6.43%       214
215    Class B Certificate Rate                                                                                   6.61%       215
216    Class C Certificate Rate                                                                                   0.00%       216
217 Weighted average interest rate for Series 1998-1                                                              5.29%       217

                                                                                                            as of the end of
                                                                            as of the end of prior            the relevant
                                                                                Monthly Period               Monthly Period
                                                                            ----------------------          ----------------
218 Series 1998-1 Investor Percentage with respect
      to Finance Charge Receivables                                                 13.10%          218(a)       12.10%       218(b)
219    Class A                                                                       9.59%          219(a)        8.66%       219(b)
220    Class B                                                                       1.14%          220(a)        1.06%       220(b)
221    Class C                                                                       2.36%          221(a)        2.18%       221(b)

222 Series 1998-1 Investor Percentage with respect
      to Principal Receivables                                                      13.10%          222(a)       12.10%       222(b)
223    Class A                                                                       9.59%          223(a)        8.86%       223(b)
224    Class B                                                                       1.14%          224(a)        1.06%       224(b)
225    Class C                                                                       2.36%          225(a)        2.18%       225(b)

226 Series 1998-1 Investor Percentage with respect to Default Amounts               13.10%          226(a)       12.10%       226(b)
227    Class A                                                                       9.59%          227(a)        8.86%       227(b)
228    Class B                                                                       1.14%          228(a)        1.06%       228(b)
229    Class C                                                                       2.36%          229(a)        2.18%       229(b)

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
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                                               Series 1998-1 Investor Distributions
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
230 The sum of the daily allocations of collections of Principal
      Receivables for the relevant Monthly Period                                                              $         -    230
231    Class A distribution of collections of Principal Receivables
         per $1,000 of original principal amount                                                               $         -    231
232    Class B distribution of collections of Principal Receivables
         per $1,000 of original principal amount                                                               $         -    232
233    Class C distribution of collections of Principal Receivables
         per $1,000 of original principal amount                                                               $         -    233
234    Class A distribution attributable to interest
         per $1,000 of original principal amount                                                               $      5.36    234
235    Class B distribution attributable to interest
         per $1,000 of original principal amount                                                               $      5.51    235
236    Class C distribution attributable to interest
         per $1,000 of original principal amount                                                               $         -    236
237 Monthly Servicing Fee for the next succeeding Distribution Date
      per $1,000 of original principal amount                                                                  $      1.67    237
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                                              Collections Allocated to Series 1998-1
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    Allocations of Finance Charge Collections
    -----------------------------------------
238    Investor allocation of Finance Charge Collections during
         the Collection Period pursuant to Section 4.4                                                         $ 1,845,275    238
239    Investment earnings during Collection Period of Series Accounts
         to be treated as investor Finance Charge Collections:                                                 $         -    239
240       (a) Collection Account                                                                               $         -    240
241       (b) Reserve Account                                                                                  $         -    241
242       (c) Principal Account                                                                                $         -    242
243    Monthly Finance Charge Allocation prior to allocation
         of Shared Finance Charge Collections (line 238 + line 239)                                            $ 1,845,275    243
244    "Reserve Draw Amount" for the Distribution Date
         (pursuant to Section 4.9 (b))                                                                         $         -    244
245    "Reserve Account Surplus" for the Distribution Date
         (pursuant to Section 4.9(c))                                                                          $         -    245
246    Final Reserve Account disbursement (pursuant to Section 4.9 (d))                                        $         -    246

247 Total allocations of Finance Charge Collections during
      the Relevant Monthly Period (sum of line 243, line 244, line 245 and line 246                            $ 1,845,275    247
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                                             Application of Finance Charge Collections
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248 Shared Finance Charge Collections allocated to Series 1998-1
      to cover the Total Deficiency Amount pursuant to Section 4.6                                             $         -    248
249 Class A Monthly Interest plus the amount of any previous month's
      Class A Interest Shortfall plus any Class A Additional Interest
      (Section 4.6(a))                                                                                         $   359,008    249
250 Class B Monthly Interest plus the amount of any previous month's
      Class B Interest Shortfall plus any Class B Additional Interest
      (Section 4.6(a))                                                                                         $    44,067    250
251 Investor Monthly Servicing Fee due for the relevant Monthly Period
      (Section 4.6 (c))                                                                                        $   152,500    251
252 Investor Monthly Servicing Fee due but not distributed to the Servicer
      for prior Monthly Periods (Section 4.6 (c))                                                              $         -    252
253 Investor Default Amount (Section 4.6 (d))                                                                  $   322,727    253
254 Unpaid Deposit Obligation (Section 4.6 (e))                                                                $         -    254
255 Aggregate amount of Class A Investor Charge-Offs which have not been
      previously reimbursed (Section 4.6 (f))                                                                  $         -    255

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
256 An amount equal to any unreimbursed reductions of the Class B
      Investor Amount, if any, due to (i) Reallocated Principal Collections
      and (ii) Class B Investor Charge-Offs (Section 4.6(f))                                                   $         -    256
257 An amount equal to any unreimbursed reductions of the Class C
      Investor Amount, if any, due to (i) Reallocated Principal Collections
      and (ii) Class C Investor Charge-Offs (Section 4.6(f))                                                   $         -    257
258 Excess, if any, of the Required Reserve Account Amount over the amount
      on deposit in the Reserve Account (Section 4.6(g))                                                       $         -    258
259 Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C Investor Amount held by Persons
      other than the Servicer or its Affiliates (Section 4.6(h))                                               $         -    259
260 Excess Spread                                                                                              $   966,973    260
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                                                Determination of Monthly Principal
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    During the Accumulation Period
    ------------------------------
261    Monthly Total Principal Allocation (Section 4.4 (b)(ii))
         prior to the inclusion of amounts in line 262 below                                                   $         -    261
262    Amounts included in calculation of Excess Spread to be included
         in Collections of Principal Receivables (Section 4.6(d),(e),(f)                                       $         -    262
263    Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                                $         -    263

264 Controlled Deposit Amount                                                                                  $         -    264
265    Controlled Deposit Amount for the relevant Monthly Period
         during the Accumulation Period                                                                        $         -    265
266    Deficit Controlled Deposit Amount for the preceding Monthly Period                                      $         -    266

267 Excess of the Monthly Total Principal Allocation over the
      Controlled Deposit Amount to be paid to the holder
      of the Exchangeable Transferor Certificate                                                               $         -    267

268 Deficit Controlled Deposit Amount for the relevant Monthly Period                                          $         -    268

269 Total amount deposited to the Principal Account                                                            $         -    269

    During the Rapid Amortization Period
    ------------------------------------
270    Monthly Total Principal Allocation (Section 4.4 (b)(ii))
         prior to the inclusion of amounts in line 271 below                                                   $         -    270
271    Amounts included in calculation of Excess Spread to be included
         in Collections of Principal Receivables (Section 4.6(d),(e),(f)                                       $         -    271
272    Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                                $         -    272

273 Lesser of the Monthly Total Principal Allocation
      and the Adjusted Investor Amount (Section 4.4 (c)(ii))                                                   $         -    273

274 Shared Principal Collections allocable to the Series 1998-1
      Certificate (to the extent the Adjusted Investor Amount exceeds
      the balance of the Principal Account after giving effect to line 273)                                    $         -    274

275 Total Amount deposited to the Principal Account                                                            $         -    275

276 Principal Account balance after deposit to Principal Account
      for relevant Monthly Period                                                                              $         -    276
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                                                 Reallocated Principal Collections
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277 Reallocated Principal Collections                                                                          $         -    277
278    Class C Reallocated Amount (to the extent needed to fund
         excess of Total Deficiency Amount over Investor Default Amount)                                       $         -    278
279    Class B Reallocated Amount (to the extent needed to fund
         excess of Total Deficiency Amount over Investor Default Amount)                                       $         -    279

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
                                                                                                                   Series 1998-1
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                                      Total Deficiency Amount and Investor Charge-Offs
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280 Monthly Finance Charge Allocation prior to allocation
      of Shared Finance Charge Collections                                                                     $ 1,845,275    280

281 Total Monthly Payment                                                                                      $   878,302    281
282    Class A Certificate Interest                                                                            $   359,008    282
283    Class B Certificate Interest                                                                            $    44,067    283
284    Investor Monthly Servicing Fee                                                                          $   152,500    284
285    Investor Default Amount                                                                                 $   322,727    285
286    Unpaid Deposit Obligation                                                                               $         -    286

287 Total Deficiency Amount prior to allocation of Shared Finance Charge
      Collections (excess of line 281 over line 280)                                                           $         -    287

288 Allocation of Shared Finance Charge Collections to Series 1998-1
      during the Relevant Monthly Period                                                                       $         -    288
289    Total Deficiency Amount ("Shortfall") (Section 4.6)                                                     $         -    289

290 Investor Charge-Offs                                                                                       $         -    290
291    Class C Investor Charge-Offs                                                                            $         -    291
292    Class B Investor Charge-Offs                                                                            $         -    292
293    Class A Investor Charge-Offs                                                                            $         -    293

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                                                   Reduction of Investor Amounts
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    Class A
    -------
294    Aggregate amount of Class A Investor Charge-Offs over Class A
         Investor Charge-offs reimbursed pursuant to Section 4.6(f)                                            $         -    294

    Class B
    -------
295    Aggregate amount of Class B Investor Charge-Offs over Class B
         Investor Charge-offs reimbursed pursuant to Section 4.6(f)                                            $         -    295
296    Aggregate amount of Class B Reallocated Amounts over Class B
         Reallocated Amounts reimbursed pursuant to subsection 4.6(f) or
         allocated to the Class C Investor Amount pursuant to Section 4.11                                     $         -    296

    Class C
    -------
297    Aggregate amount of Class C Investor Charge-Offs over Class C
         Investor Charge-offs reimbursed pursuant to Section 4.6(f)                                            $         -    297
298    Aggregate amount of Class C Reallocated Amounts over Class C
         Reallocated Amounts reimbursed pursuant to subsection 4.6(f)                                          $         -    298

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                                                           Pool Factors
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299 Class A Pool Factor                                                                                         100.00%       299
300 Class B Pool Factor                                                                                         100.00%       300
301 Class C Pool Factor                                                                                         100.00%       301

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                                                          Reserve Account
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302 Required Reserve Account Amount (if applicable)                                                               N/A         302
303 Reserve Account Reinvestment Rate (if applicable)                                                             N/A         303
304 Reserve Account balance                                                                                    $         -    304

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of December, 1998.

    Saks Incorporated, as Servicer

    By /s/ James S. Scully
       -------------------
    Name:  James S. Scully
    Title: Vice President and Treasurer


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